UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23665

Invesco Dynamic Credit Opportunity Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E.,
Suite 1800
Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555
Peachtree Street, N.E.,
Suite 1800 Atlanta,
Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713)
626-1919
Date of fiscal year end: 2/29
Date of reporting period: 2/29/2024

ITEM 1.	REPORTS TO STOCKHOLDERS.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	February 29, 2024
Invesco Dynamic Credit Opportunity Fund
Nasdaq:
A: XCRTX
∎
 AX: XAXCX
∎
 Y: XCYOX
∎
 R6: XCRRX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

18	Consolidated Financial Statements

22	Consolidated Financial Highlights

26	Notes to Consolidated Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Fund Expenses

38	Tax Information

T-1	Trustees and Officers

T-7	Proxy Results

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2024, Class A shares of Invesco Dynamic Credit Opportunity Fund (the Fund), at net asset value (NAV), underperformed the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/23 to 2/29/24, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.08%
Class AX Shares	10.45
Class Y Shares	10.55
Class R6 Shares	10.56
Credit Suisse Leveraged Loan Index ▼ (Style-Specific Index)	11.37

Source(s): ▼ Bloomberg LP

Market conditions and your Fund
During the fiscal year covered by this report, the senior loan market was characterized by concerns around geopolitical instability and global macroeconomic health, along with the related interest rate uncertainty. The combination of these various pressures continued to drive flows out of capital markets and cause risk premia to widen for the first half of the fiscal year. This sentiment shifted towards the end of the fiscal year as improving economic outlooks, the subsequent pause in interest rate hikes, and the potential for interest rate cuts on the horizon, reversed the trend, pushing risk premia tighter and rerouting flows back into the capital markets. Despite these uncertain circumstances, senior loans outperformed other risk assets through the end of the fiscal year.
1,2
Senior loans’ defensive positioning at the top of the capital structure and floating rate feature benefited the asset class during these bouts of risk aversion and interest rate jitters that caused duration to act as a double-edged sword. Senior loans, as represented by the Credit Suisse Leveraged Loan Index, returned 11.37% during the Fund’s fiscal year,
1
with total returns primarily driven by contributions from coupons, and further supplemented by principal returns/price gains. These two drivers worked hand in hand to push overall returns for the fiscal year to their highest level since fiscal year end 2017, all while exhibiting less monthly performance volatility than longer duration assets such as high yield and investment grade US corporate.
1,2
 The robust coupon income - currently near all-time highs - grew throughout both the fiscal and 2023 calendar year, thanks to rising base rates and, to a lesser extent, wider new issue spreads. Over the course of calendar year 2023, CME Term Secured Overnight Financing Rate (SOFR) increased from 4.59% to 5.38%
3
while nominal loan spreads increased from 3.69% to 3.98% during the same time.
1
Together with the delayed realization of SOFR increases during late 2022, which had not yet reflected in loan contract resets, loan market coupon grew from 8.14% to 9.36% during the calendar year 2023, ending the fiscal year at 9.28%. Meanwhile, a largely benign credit environment supported broad based price appreciation across the loan market despite central bank efforts to tighten financial conditions and a consistent (but diminishing) trend of rating agency net downgrades. Better-than-expected economic performance in calendar year 2023 underpinned healthy earnings progression for most borrowers, supporting their ability to service debt amid rising interest expense and facilitating access to capital markets for many to extend near-term maturities. Broad loan market issuer interest coverage ratios ended the calendar year at 3.1 times coverage, while leverage levels have remained at pre-pandemic levels. Given these current fundamentals, the par weighted default rate at the end of the fiscal year remained not far from cycle lows, at 1.41%,
4
while the percentage of loans trading below 80 declined to just 3.35%,
4
a good signal that credit stress in the market is contained. That being said, the loan market is expected to experience moderately increasing levels of defaults, with most forecasts between a 3.0% to 4.0% trailing twelve months default rate by year-end 2024, on par with the long-term average default rates.
4,5
 As market conditions improved over the course of the fiscal year, access to the primary market expanded. However, refinancing activity was the dominant transaction type, growing 168% versus the prior year.
5
Meanwhile, new issuance for uses beyond managing maturities was limited by the dearth of acquisition activity in the private equity and corporate realms. Net new issuance (ex-refinancing/repricing) of $81.8 billion (bn) was down 50% versus prior year.
5
Reflective of the selective funding environment, leveraged buyouts financed with loans during 2023 calendar year featured the lowest leverage levels since 2010 and the highest sponsor equity contributions on record.
6
Despite sparse new issuance, collateralized loan obligation (CLO) origination remained strong with
US CLOs having priced $139.3bn (or $116.2bn ex-refinancings) across 322 structures during the calendar year.
5
Of that, $108.1bn (or $88.4bn ex-refinancings) came from structures that purchase broadly syndicated loans (BSL) while the remainder came from structures that purchase middle market/ private credit loans. CLO formation served as a critical pillar of support for loan demand during 2023 both for the fiscal and calendar years.
 Within direct lending and as noted above, we would characterize the period as one where uncertainty related to macroeconomic conditions, geopolitical events, and the US Federal Reserve’s (the Fed) aggressive tightening stance created a challenging environment for merger and acquisition activity. As a result, transaction volumes were down, driving fewer opportunities to deploy capital across the direct lending asset class.
 While the transaction activity was slow, the quality of the deals that were executed was among the most compelling we’ve seen in direct lending. Only the strongest credits with conservative capital structures and tight documentation were able to cross the finish line. Further, given the floating rate nature of the asset class, direct lending offered yields of 12-13%, unlevered - a very attractive level when compared to historical yields of
7.5-8.0%.
 In 2024, it appears the Fed is headed towards more accommodative monetary policy. While the timing and magnitude of their actions remain to be seen, we expect the impact on direct lending yields to be fairly muted.
 Within distressed credit and special situations, we primarily focus on small capitalization, private companies where we believe significant inefficiencies to exist. Our target companies, given their size, have less access to capital than larger companies and therefore are expected to offer a more robust evergreen opportunity set. We have found this lack of cyclicality to be true over several decades of experience and in stark contrast to how the cycle-dependent large capitalization distressed market operates.
 Our small capitalization focus and investment pipeline was not only the largest it has ever been, but also represented what we believe to be some of the highest quality opportunities we have seen in our careers. The higher rate environment has impacted liquidity in many leveraged capital structures, and even with the potential for central banks to modestly cut rates in 2024, liquidity and refinancings of overleveraged balance sheets are likely to be challenged.
 In managing the Fund, we take a multi-strategy approach to private credit - allocating across direct lending, broadly syndicated loans, distressed credit and special situations and CLOs; and adjusting those allocations based on market environment. In doing so, we employ a proprietary, forward-looking quantitative framework that weighs private

2	Invesco Dynamic Credit Opportunity Fund

credit sector valuations against expected volatilities to identify relative value and the most efficient allocations that balance income/return potential with risk.
 The common thread across the Fund’s strategies (broadly syndicated loans, direct lending and distressed credit and special situations) is its focus on senior secured floating rate loans. We believe this aspect provides capital preservation potential given these loans are senior and secured in the capital structure which has historically resulted in lower volatility with higher recovery rates versus unsecured high-yield bonds and equity. Meanwhile, the loan coupons are floating rate, meaning they have very little interest rate risk relative to traditional fixed income investments and sensitivity in volatile rate environments, as was the case during the fiscal year.
 During the fiscal year ending February 29, 2024, on a strategy basis, direct lending and syndicated loans were the primary contributors to absolute Fund performance. There were no strategies that acted as detractors on an absolute basis. On an industry basis, transportation, service and food and drug industries acted as the largest absolute contributors, while aerospace, energy, and broadcasting acted as the largest detractors. On an individual issuer basis,
Commercial Barge Line
,
My Alarm Center
and
Teasdale Foods
were the largest contributors to the Fund’s absolute performance, while
MLN US HoldCo
,
IAP Worldwide
and
NAC Aviation 8
were the largest detractors from absolute returns.
 The Fund employs leverage, which allows us to enhance the Fund’s yield while keeping credit standards high relative to the benchmark. As of the close of the fiscal year, leverage accounted for approximately 18% of the Fund’s total assets. For more information about the Fund’s use of leverage and the associated risks, see the Notes to Financial Statements later in this report.
 Over the course of the fiscal year, the Fund’s exposure to direct lending decreased relative to broadly syndicated loans, while its exposure to distressed credit and special situations remained relatively flat. As of February 29, 2024, the Fund was well diversified across direct lending, broadly syndicated loans and distressed credit and special situations. We believe the Fund’s current composition balances income/return potential with ex-ante volatility relative to the broader syndicated loan market.
 As always, we appreciate your continued participation in Invesco Dynamic Credit Opportunity Fund.

1	Source: Credit Suisse Leveraged Loan Index

2	Source: Credit Suisse High Yield Index represents High Yield, and the Bloomberg US Corporate Investment Grade Index represents US Corporate

3	Source: Bloomberg as of December 4, 2023

4	Source: Morningstar LSTA US Leveraged Loan Index

5	Source: JP Morgan Research
6	Source: Pitchbook Data Inc.

Portfolio manager(s):
Scott Baskind - Lead
Nuno Caetano
Thomas Ewald
Ron Kantowitz
Philip Yarrow
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Dynamic Credit Opportunity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/14

1 Sources: Bloomberg LP
*The Fund’s oldest share class (AX shares) does not have a sales charge; therefore, the second-oldest share class with a sales charge (Class A) is also included in the chart.

Past performance cannot guarantee future results.
 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not.
 Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
 The returns shown prior to November 1, 2021 are those of Invesco Dynamic Credit Opportunities Fund (the predecessor fund), a listed closed-end fund. Common Shares of the predecessor fund were reorganized into Class AX shares of the Fund on November 1, 2021.
 Returns shown for Class AX shares prior to November 1, 2021 are those of the Common Shares of the predecessor fund. Returns shown for Class A shares prior to November 1, 2021 are those of the Common Shares of the predecessor fund restated to reflect applicable Rule 12b-1 fees and sales charges.

4	Invesco Dynamic Credit Opportunity Fund

Average Annual Total Returns
As of 2/29/24, including maximum applicable sales charges
Class A Shares
10 Years	5.57%
5 Years	5.39
1 Year	6.48

Class AX Shares
Inception (6/26/07)	5.50%
10 Years	6.19
5 Years	6.36
1 Year	10.45

Class Y Shares
10 Years	6.19%
5 Years	6.38
1 Year	10.55

Class R6 Shares
10 Years	6.22%
5 Years	6.42
1 Year	10.56
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
 The returns shown prior to November 1, 2021 are those of Invesco Dynamic Credit Opportunities Fund (the predecessor fund), a listed closed-end fund. Common Shares of the predecessor fund were reorganized into Class AX shares of the Fund on November 1, 2021.
 Returns shown for Class AX shares prior to November 1, 2021 are those of the Common Shares of the predecessor fund. Returns shown for Class A, Class Y and Class R6 shares prior to November 1, 2021 are those of the Common Shares of the predecessor fund restated to reflect any applicable Rule 12b-1 fees and sales charges of the respective class.
 Class A share performance reflects the maximum 3.25% sales charge. Class A shares, Class AX shares, Class Y shares and Class R6 shares have no early withdrawal charges, except that an early withdrawal charge of 1.00% may be imposed on certain repurchases of Class A shares made by the Fund within eighteen months of purchase upon which a sales charge was not paid; such charge is not reflected in the returns shown above. Class AX shares also do not have a front-end sales charge or a CDSC. Class Y shares and Class R6 shares do not have a front-end sales charge or a CDSC, therefore performance is at net asset value.
 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Dynamic Credit Opportunity Fund

Supplemental Information
Invesco Dynamic Credit Opportunity Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.
∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, non-investment grade loans.
∎
The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Dynamic Credit Opportunity Fund

Fund Information

Portfolio Composition*

By credit quality	% of total investments

BB	0.24%

BB-	0.45

B+	2.68

B	6.52

B-	10.19

CCC+	3.67

CCC	2.70

CCC-	0.35

CC	0.23

D	0.58

Non-Rated	56.47

Equity	15.92

*
Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	FDH Group Acquisition, Inc.	6.19%

2.	Keg Logistics LLC	5.94

3.	Lightning Finco Ltd. (LiveU)	5.65

4.	Muth Mirror Systems LLC	5.02

5.	CV Intermediate Holdco Corp. (Class Valuation)	4.86
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings, if any.
Data presented here are as of February 29, 2024.

7	Invesco Dynamic Credit Opportunity Fund

Consolidated Schedule of Investments
February 29, 2024

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value
Variable Rate Senior Loan Interests–91.93% (b)(c)(d)
Aerospace & Defense–8.11%
ADB Safegate (ADBAS/CEP IV) (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.75%)	8.71%	10/05/2026	EUR	5,000	$ 5,181,083
FDH Group Acquisition, Inc., Term Loan A (3 mo. USD LIBOR + 7.00%) (e)(f)	12.00%	10/01/2025		$22,192	21,969,659
NAC Aviation 8 Ltd. (Ireland)
Revolver Loan (f)(g)	0.00%	12/31/2026		1,642	1,642,458
Term Loan (1 mo. Term SOFR + 4.11%) (f)	9.44%	12/31/2026		1,920	0
Term Loan (1 mo. USD LIBOR + 4.12%) (f)	9.56%	12/31/2026		1,962	0
					28,793,200

Automotive–9.07%
Constellation Auto (CONSTE/BCA) (United Kingdom), Second Lien Term Loan B-1 (1 mo. SONIA + 7.50%)	12.69%	07/27/2029	GBP	4,668	4,303,303
DexKo Global, Inc., Revolver Loan (f)(g)(h)	–	10/05/2026		623	617,540
First Brands Group LLC
First Lien Term Loan (1 mo. Term SOFR + 5.00%)	10.57%	03/30/2027		589	591,067
Second Lien Term Loan (h)	–	03/30/2028		440	436,295
Muth Mirror Systems LLC
Revolver Loan (3 mo. SOFR + 7.00%) (Acquired 04/23/2019-12/29/2023; Cost $ 1,678,140) (e)(f)(i)	7.00%	04/23/2025		1,680	1,478,200
Term Loan (6 mo. SOFR + 7.00%) (Acquired 04/23/2019-12/29/2023; Cost $ 18,449,049) (e)(f)(i)	7.00%	04/23/2025		18,534	16,310,228
Transtar Industries, Inc., Term Loan A (e)(f)(h)	–	01/22/2027		8,522	8,470,665
					32,207,298

Beverage & Tobacco–0.39%
City Brewing Co. LLC, First Lien Term Loan (3 mo. Term SOFR + 3.50%)	9.08%	04/05/2028		1,800	1,391,105

Building & Development–2.89%
Eleda (Platea BC Bidco)
Term Loan (h)	–	02/21/2031	EUR	514	550,321
Term Loan (h)	–	02/21/2031	EUR	103	110,632
Empire Today LLC, Term Loan B (1 mo. Term SOFR + 5.00%)	10.57%	04/01/2028		1,508	1,216,535
Interior Logic Group, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	8.93%	04/01/2028		1,060	1,005,710
LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. Term SOFR + 4.75%)	10.18%	02/16/2029		1,563	1,465,625
Mayfair Mall LLC, Term Loan (1 mo. Term SOFR + 3.25%) (f)	8.69%	04/20/2024		887	813,420
Xella (Luxembourg), Term Loan B-4 (3 mo. EURIBOR + 4.18%)	8.07%	04/12/2028	EUR	5,000	5,096,375
					10,258,618

Business Equipment & Services–14.91%
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM)
Term Loan (3 mo. EURIBOR + 3.75%)	7.61%	05/12/2028	EUR	94	100,355
Term Loan (1 mo. Term SOFR + 4.75%)	10.08%	05/12/2028		1,182	1,184,506
Checkout Holding Corp., Term Loan (3 mo. Term SOFR + 9.50%)	14.80%	05/10/2027		222	116,418
Cloud Software Group, Inc., Term Loan B (1 mo. Term SOFR + 4.50%)	9.99%	03/30/2029		597	592,992
Constant Contact Inc.
Delayed Draw Term Loan (f)(g)	0.00%	02/10/2028		282	272,434
Delayed Draw Term Loan (3 mo. Term SOFR + 4.00%) (f)	9.57%	02/10/2028		141	136,217
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	12.68%	08/08/2026		86	84,732
CV Intermediate Holdco Corp. (Class Valuation)
Delayed Draw Term Loan (1 mo. Term SOFR + 6.25%) (e)(f)	11.71%	03/31/2026		8,043	7,882,434
First Lien Term Loan (1 mo. Term SOFR + 6.25%) (e)(f)	11.71%	03/31/2026		8,282	8,116,674
Revolver Loan (f)(g)	0.00%	03/31/2026		347	340,030
Revolver Loan (1 mo. Term SOFR + 6.25%) (e)(f)	8.63%	03/31/2026		915	896,443
Lamark Media Group LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 5.75%) (e)(f)	11.20%	10/14/2027		1,513	1,512,656
Revolver Loan (f)(g)	0.00%	10/14/2027		917	916,761
Revolver Loan (3 mo. Term SOFR + 5.75%) (e)(f)	11.18%	10/14/2027		102	101,862
Term Loan (3 mo. Term SOFR + 5.75%) (e)(f)	11.20%	10/14/2027		6,988	6,987,757

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value
Business Equipment & Services–(continued)
Monitronics International, Inc., Term Loan A (3 mo. Term SOFR + 7.50%) (Acquired 06/30/2023; Cost $6,057,982) (i)	13.07%	06/30/2028		$6,058	$ 6,099,660
NAS LLC (d.b.a. Nationwide Marketing Group)
First Lien Term Loan (3 mo. Term SOFR + 6.50%) (e)(f)	12.00%	06/03/2024		2,744	2,700,127
Revolver Loan (f)(g)	0.00%	06/02/2025		736	723,843
Revolver Loan (3 mo. Term SOFR + 6.50%) (e)(f)	12.00%	06/02/2025		184	180,961
Term Loan (3 mo. USD LIBOR + 6.50%) (e)(f)	7.50%	06/03/2024		8,762	8,621,631
Term Loan (3 mo. Term SOFR + 6.50%) (e)(f)	12.00%	06/03/2024		1,664	1,637,872
Prometric Holdings, Inc., Term Loan (1 mo. Term SOFR + 5.25%)	10.69%	01/31/2028		469	469,595
Protect America, Revolver Loan (f)(h)	–	09/01/2024		576	532,751
Solera (Polaris Newco LLC), First Lien Term Loan (1 mo. SONIA + 5.25%)	10.44%	06/02/2028	GBP	1,365	1,634,819
Spin Holdco, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	9.62%	03/04/2028		335	305,175
UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 4.75%) (f)	11.22%	03/20/2027		930	767,132
					52,915,837

Cable & Satellite Television–8.23%
Altice Financing S.A. (Alt-Intl) (Luxembourg)
Term Loan (3 mo. EURIBOR + 5.00%)	8.94%	10/31/2027	EUR	539	574,964
Term Loan B (3 mo. EURIBOR + 5.00%)	8.94%	10/31/2027	EUR	1,988	2,118,886
CSC Holdings LLC, Term Loan B (1 mo. Term SOFR + 4.50%)	9.82%	01/15/2028		0	221
Lightning Finco Ltd. (LiveU) (United Kingdom)
Term Loan B-1 (3 mo. Term SOFR + 5.50%) (e)(f)	11.24%	08/31/2028		18,375	18,081,143
Term Loan B-2 (6 mo. EURIBOR + 5.50%) (f)	9.39%	08/31/2028	EUR	1,886	2,005,536
SFR-Numericable (YPSO, Alt-Fr) (France), Term Loan B-14 (3 mo. EURIBOR + 5.50%)	9.44%	08/15/2028	EUR	6,462	6,415,547
					29,196,297

Chemicals & Plastics–4.03%
A-Gas Finco, Inc., Term Loan (1 mo. Term SOFR + 5.25%)	10.62%	12/14/2029		983	959,831
BES (Discovery Purchaser Corp.), First Lien Term Loan (3 mo. Term SOFR + 4.38%)	9.71%	10/04/2029		1,026	1,022,361
Flint Group (ColourOz Inv) (Germany)
PIK Term Loan, 5.68% PIK Rate, 0.00% Cash Rate (j)	5.68%	12/31/2027		22	2,827
Term Loan (1 mo. Term SOFR + 8.26%)	13.58%	06/30/2026		3	3,349
Herens Holdco S.a r.l. (Arxada) (Switzerland), Term Loan B (h)	–	07/03/2028	EUR	2,000	2,019,755
Ineos Quattro Holdings UK Ltd. (United Kingdom), Term Loan B (1 mo. Term SOFR + 4.25%)	9.68%	04/03/2029		255	251,906
Trinseo Materials Operating S.C.A.
Incremental Term Loan (1 mo. Term SOFR + 2.50%)	7.94%	05/03/2028		1,579	1,187,720
Term Loan A (3 mo. Term SOFR + 8.50%) (f)	13.81%	05/03/2028		190	197,203
Term Loan B (3 mo. Term SOFR + 8.50%)	13.81%	05/03/2028		1,399	1,458,305
V Global Holdings LLC (aka Vertellus)
Revolver Loan (1 mo. USD LIBOR + 5.75%) (e)(f)	11.17%	12/22/2025		435	416,841
Revolver Loan (f)(g)	0.00%	12/22/2025		261	250,084
Term Loan (3 mo. Term SOFR + 6.00%) (e)(f)	11.56%	12/22/2027		6,827	6,539,831
					14,310,013

Containers & Glass Products–9.86%
Keg Logistics LLC
Revolver Loan (f)(g)	0.00%	11/23/2027		364	341,918
Revolver Loan (3 mo. Term SOFR + 6.00%) (e)(f)	11.52%	11/23/2027		1,003	942,358
Term Loan A (1 mo. USD LIBOR + 6.00%) (e)(f)	11.48%	11/16/2027		21,032	19,770,509
Keter Group B.V. (Netherlands)
PIK Term Loan B-3-A, 2.00% PIK Rate, 8.16% Cash Rate (j)	2.00%	03/31/2025	EUR	2,067	2,076,787
Term Loan (3 mo. EURIBOR + 8.00%) (f)	11.91%	12/31/2024	EUR	111	121,069
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	8.16%	03/31/2025	EUR	4,910	4,932,307
Klockner Pentaplast of America, Inc., Term Loan B (6 mo. EURIBOR + 4.73%)	8.64%	02/12/2026	EUR	4,000	4,025,092
LABL, Inc. (Multi-Color), Term Loan B ( 1 mo. EURIBOR + 5.00%)	8.86%	10/29/2028	EUR	2,000	2,029,882
Mold-Rite Plastics LLC (Valcour Packaging LLC), First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	9.19%	10/04/2028		939	772,638
					35,012,560

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value
Ecological Services & Equipment–1.30%
OGF (VESCAP/Obol France 3/PHM) (France), Term Loan B-2 (6 mo. EURIBOR + 4.75%)	8.86%	12/31/2025	EUR	4,000	$ 4,145,428
TruGreen L.P., Second Lien Term Loan (3 mo. Term SOFR + 8.76%)	14.07%	11/02/2028		$609	480,269
					4,625,697

Electronics & Electrical–4.94%
CommScope, Inc., Term Loan (1 mo. Term SOFR + 3.25%)	8.69%	04/06/2026		1,273	1,154,268
GoTo Group, Inc. (LogMeIn)
Second Lien Term Loan (1 mo. Term SOFR + 4.75%) (f)	10.17%	08/31/2027		1,330	934,098
Term Loan (1 mo. Term SOFR + 4.75%) (f)	10.17%	08/31/2027		1,563	1,500,973
Infinite Electronics, Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	12.57%	03/02/2029		473	400,881
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (3 mo. SONIA + 6.87%) (f)	12.06%	08/17/2028	GBP	564	696,393
Term Loan 2 (3 mo. Term SOFR + 7.01%) (f)(h)	12.32%	08/17/2028		748	722,567
Mavenir Systems, Inc., Term Loan B (3 mo. Term SOFR + 4.75%)	10.34%	08/13/2028		1,712	1,173,883
Natel Engineering Co., Inc., Term Loan (1 mo. Term SOFR + 6.25%)	11.69%	04/30/2026		3,243	2,869,877
Native Instruments (Music Creation Group GMBH/APTUS) (Germany), Term Loan B (3 mo. EURIBOR + 7.00%) (f)	10.96%	03/03/2028	EUR	1,267	1,299,164
Riverbed Technology, Inc., Term Loan (3 mo. SOFR + 4.50%)	9.85%	07/01/2028		1,582	1,082,027
Sandvine Corp., Second Lien Term Loan (1 mo. Term SOFR + 8.00%)	13.43%	11/02/2026		322	152,801
SonicWall U.S. Holdings, Inc., Term Loan B (1 mo. Term SOFR + 5.00%)	10.36%	05/18/2028		1,077	1,062,381
Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 6.25%) (f)	10.28%	05/31/2029	EUR	2,932	2,962,776
Term Loan B-2 (3 mo. Term SOFR + 6.25%) (f)	11.99%	05/31/2029		1,645	1,520,427
					17,532,516

Food Products–8.68%
Biscuit Hld S.A.S.U. (BISPOU/Cookie Acq) (France), First Lien Term Loan (6 mo. EURIBOR + 4.00%)	8.14%	02/15/2027	EUR	3,012	3,053,659
BrightPet (AMCP Pet Holdings, Inc.)
Incremental Term Loan B (3 mo. Term SOFR + 6.25%) (e)(f)	11.80%	10/05/2026		4,212	4,089,696
Revolver Loan (f)(g)	0.00%	10/05/2026		510	495,438
Revolver Loan (3 mo. Term SOFR + 6.25%) (e)(f)	8.31%	10/05/2026		956	928,015
Term Loan (3 mo. Term SOFR + 6.25%) (e)(f)	12.50%	10/05/2026		4,097	3,977,925
Florida Food Products LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (f)	13.44%	10/18/2029		1,028	745,090
Mosel Bidco SE (Alphia) (Germany), Term Loan B (1 mo. Term SOFR + 5.00%)	10.35%	09/16/2030		1,217	1,122,858
Sigma Bidco (Netherlands), Term Loan B (1 mo. Term SOFR + 4.75%)	10.31%	01/02/2028		1	820
Sigma Holdco B.V. (Netherlands), Term Loan B-7 (f)(h)	–	01/03/2028	EUR	1,800	1,911,394
Teasdale Foods, Inc., Term Loan (6 mo. Term SOFR + 6.25%) (e)(f)	12.68%	12/18/2025		15,994	14,474,977
					30,799,872

Forest Products–0.65%
Restoration Forest Products Group LLC, Term Loan (f)(h)	–	01/31/2031		2,322	2,321,659

Health Care–3.72%
Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom), Incremental Term Loan B (1 mo. Term SOFR + 4.50%) (f)	9.90%	06/08/2028		955	897,900
Cerba (Chrome Bidco) (France)
Term Loan (3 mo. EURIBOR + 5.50%)	9.36%	02/16/2029	EUR	2,000	2,116,908
Term Loan C (3 mo. EURIBOR + 4.00%)	7.86%	02/16/2029	EUR	2,000	2,041,706
MedAssets Software Intermediate Holdings, Inc. (nThrive TSG), Second Lien Term Loan (1 mo. Term SOFR + 6.75%)	12.19%	12/17/2029		638	398,837
SDB Holdco LLC (Specialty Dental Brands)
Delayed Draw Term Loan (1 mo. Term SOFR + 7.00%) (e)(f)	14.43%	03/18/2027		3,290	2,813,228
Term Loan A (1 mo. Term SOFR + 7.00%) (e)(f)	14.43%	03/18/2027		5,079	4,342,151
Women’s Care Holdings, Inc., Second Lien Term Loan (3 mo. Term SOFR + 8.25%)	13.66%	01/12/2029		431	337,803
Zentiva (AI Sirona Lux Acq) (Luxembourg), Term Loan B (3 mo. EURIBOR + 5.00%)	8.86%	09/30/2028	EUR	233	252,442
					13,200,975

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value
Home Furnishings–1.33%
Hilding Anders AB (Sweden)
PIK Term Loan; 12.00% PIK Rate, 2.84% Cash Rate (Acquired 01/01/2020-11/23/2022; Cost $12,229) (f)(i)(j)	12.00%	12/31/2024	EUR	38	$ 0
Term Loan (Acquired 01/01/2020; Cost $61,527) (f)(h)(i)	–	12/31/2024	EUR	5,480	0
Term Loan (6 mo. EURIBOR + 5.00%) (Acquired 10/04/2022-07/21/2023; Cost $4,353,393) (i)	9.11%	02/28/2026	EUR	5,216	2,114,020
Term Loan (3 mo. EURIBOR + 10.00%) (f)	13.62%	12/31/2026	EUR	426	448,363
Term Loan (3 mo. EURIBOR + 10.00%) (Acquired 09/26/2023; Cost $542,492) (f)(i)	13.97%	12/31/2026	EUR	513	540,763
Term Loan (6 mo. EURIBOR +9.11%) (Acquired 10/04/2022-10/31/2023; Cost $651,484) (f)(i)	3.97%	02/26/2027	EUR	5,009	0
Serta Simmons Bedding LLC, Term Loan (1 mo. Term SOFR + 7.50%)	12.96%	06/29/2028		$1,701	1,563,691
Weber-Stephen Products LLC, Incremental Term Loan B (1 mo. Term SOFR + 4.25%)	9.68%	10/30/2027		72	66,233
					4,733,070

Industrial Equipment–2.47%
Crosby US Acquisition Corp., Term Loan (1 mo. Term SOFR + 4.00%)	9.32%	08/16/2029		483	485,797
Deliver Buyer, Inc. (MHS Holdings), Term Loan (3 mo. Term SOFR + 5.50%)	10.83%	06/01/2029		1,059	962,147
Discovery Energy Holding Corp., Term Loan B (h)	–	01/30/2031		825	809,582
Kantar (Summer BC Bidco/KANGRP) (United Kingdom)
Revolver Loan (1 mo. SONIA + 3.50%) (f)(h)	8.72%	06/04/2026		412	374,724
Revolver Loan (f)(g)	0.00%	06/04/2026		2,088	1,900,276
Term Loan B (3 mo. Term SOFR + 5.00%)	10.63%	12/04/2026		1,355	1,351,619
Robertshaw US Holding Corp.
First Lien Term Loan (3 mo. Term SOFR +3.00%) (Acquired 05/12/2023-10/17/2023; Cost $322,491) (i)(k)(l)	8.63%	02/28/2027		327	318,487
Revolver Loan (Acquired 11/14/2023-11/22/2023; Cost $229,863) (f)(g)(h)(i)	–	06/24/2027		230	229,719
Second Lien Term Loan (3 mo. Term SOFR + 7.00%) (Acquired 05/09/2023-07/14/2023; Cost $276,408) (f)(i)(k)(l)	12.63%	05/10/2025		456	266,596
Third Lien Term Loan (3 mo. Term SOFR + 5.50%) (Acquired 05/09/2023; Cost $168,670) (f)(i)(k)(l)	10.99%	05/10/2025		610	356,828
Tank Holding Corp.
Revolver Loan (1 mo. Term SOFR + 5.75%) (f)	11.18%	03/31/2028		38	37,086
Revolver Loan (f)(g)	0.00%	03/31/2028		138	134,078
Term Loan (1 mo. Term SOFR + 6.00%)	13.25%	03/31/2028		1,319	1,308,642
Victory Buyer LLC (Vantage Elevator), Second Lien Term Loan (3 mo. Term SOFR + 7.00%) (f)	12.59%	11/19/2029		258	222,914
					8,758,495

Leisure Goods, Activities & Movies–6.65%
Crown Finance US, Inc., Term Loan (1 mo. Term SOFR + 8.50%) (Acquired 07/25/2023-02/29/2024; Cost $2,367,384) (i)	7.00%	07/31/2028		2,613	2,651,560
Fitness International LLC, Term Loan B (1 mo. Term SOFR + 5.25%) (f)	10.57%	02/05/2029		1,100	1,070,631
Parques Reunidos (Piolin Bidco S.A.U.) (Spain)
Revolver Loan (1 mo. Term SOFR +3.50%)	8.82%	03/16/2026	EUR	2,415	2,420,655
Revolver Loan (g)	0.00%	03/16/2026		44	44,159
Scenic (Columbus Capital B.V.) (Australia), Term Loan (3 mo. EURIBOR + 3.75%)	7.68%	02/27/2027	EUR	4,200	4,046,996
USF S&H Holdco LLC
Term Loan A (f)(g)	0.00%	06/30/2025		1,028	1,028,329
Term Loan A (3 mo. Term SOFR + 4.75%) (e)(f)	8.00%	06/30/2025		808	808,166
Term Loan B (3 mo. Term SOFR + 4.75%) (e)(f)	10.23%	06/30/2025		10,464	10,463,990
Vue International Bidco PLC (United Kingdom)
Term Loan (1 mo. EURIBOR + 8.00%) (Acquired 02/21/2024; Cost $211,745) (i)	11.89%	06/30/2027	EUR	206	227,083
Term Loan (6 mo. EURIBOR + 8.50%)	6.50%	12/31/2027	EUR	2,181	828,796
					23,590,365

Nonferrous Metals & Minerals–0.21%
Form Technologies LLC, First Lien Term Loan (3 mo. Term SOFR + 9.00%)	14.44%	10/22/2025		1,047	745,816

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value
Oil & Gas–1.72%
McDermott International Ltd.
LOC (g)	0.00%	06/28/2024	$4,084	$ 2,654,140
LOC (3 mo. Term SOFR + 4.00%) (f)	9.59%	06/30/2024	1,474	773,910
LOC (Acquired 09/08/2023; Cost $1,045,268) (f)(g)(i)	0.00%	12/31/2026	1,045	893,705
LOC (3 mo. Term SOFR + 4.75%) (Acquired 09/08/2023; Cost $163,862) (f)(i)	10.34%	12/31/2026	327	279,730
PIK Second Lien Term Loan, 3.00% PIK Rate, 6.44% Cash Rate (j)	6.44%	06/30/2025	985	410,386
Term Loan (1 mo. Term SOFR + 3.00%) (Acquired 06/30/2020; Cost $183,612) (f)(i)	8.44%	06/28/2024	180	99,087
Term Loan (Acquired 09/12/2023-12/08/2023; Cost $1,014,928) (f)(i)	13.14%	12/31/2026	1,015	1,002,241
				6,113,199

Publishing–0.59%
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt), First Lien Term Loan B (1 mo. Term SOFR + 5.25%)	10.68%	04/09/2029	2,121	2,087,521

Radio & Television–0.23%
iHeartCommunications, Inc., Second Lien Incremental Term Loan (1 mo. Term SOFR + 3.25%)	8.69%	05/01/2026	941	806,379
Nexstar Broadcasting, Inc., Term Loan B-4 (1 mo. Term SOFR + 2.50%)	7.94%	09/18/2026	0	318
				806,697

Telecommunications–1.52%
Cincinnati Bell, Inc., Term Loan B-2 (1 mo. Term SOFR + 3.25%)	8.68%	11/22/2028	28	28,188
Genesys Cloud Services Holdings I LLC, Incremental Term Loan (1 mo. Term SOFR + 3.75%)	9.19%	12/01/2027	290	291,093
MLN US HoldCo LLC (dba Mitel)
Second Lien Term Loan B-1 (3 mo. Term SOFR + 6.70%)	12.11%	10/18/2027	3,739	747,781
Term Loan (3 mo. Term SOFR + 6.44%)	11.85%	10/18/2027	1,591	954,511
Third Lien Term Loan (3 mo. Term SOFR + 9.25%)	14.66%	10/18/2027	1,875	259,310
Telesat LLC, Term Loan B-5 (1 mo. Term SOFR + 2.75%)	8.35%	12/07/2026	1,740	1,047,465
U.S. TelePacific Corp.
First Lien Term Loan (3 mo. Term SOFR + 1.15%)	6.53%	05/02/2026	1,027	397,235
Third Lien Term Loan (f)(h)	–	05/02/2027	100	0
Zayo Group Holdings, Inc., Incremental Term Loan (1 mo. Term SOFR + 4.25%)	9.65%	03/09/2027	1,833	1,659,937
				5,385,520

Utilities–0.43%
KAMC Holdings, Inc. (Franklin Energy Group), First Lien Term Loan B (h)	–	08/14/2026	185	169,263
Lightstone Holdco LLC
Term Loan B (1 mo. Term SOFR + 5.75%)	11.06%	01/29/2027	1,077	1,035,616
Term Loan C (1 mo. Term SOFR + 5.75%)	11.06%	01/29/2027	61	58,568
Nautilus Power LLC, Term Loan (1 mo. Term SOFR + 5.25%)	10.86%	11/16/2026	304	259,157
				1,522,604
Total Variable Rate Senior Loan Interests (Cost $357,717,197)				326,308,934

			Shares
Common Stocks & Other Equity Interests–17.78% (m)
Aerospace & Defense–0.27%
IAP Worldwide Services			221,331	221,331
IAP Worldwide Services, Class A			1,382,229	746,403
IAP Worldwide Services, Inc. (Acquired 07/18/2014-08/18/2014; Cost $239,759) (f)(i)			220	11
NAC Aviation 8 Ltd. (Ireland) (f)			51,776	0
				967,745

Automotive–0.02%
Cabonline (Acquired 10/30/2023; Cost $2) (Sweden) (f)(i)			2,236,496	217
Cabonline (Sweden) (f)			1,908,761	93
Cabonline (Acquired 10/30/2023; Cost $57,053) (Sweden) (f)(i)			63,547,434	82,757
Muth Mirror Systems LLC (f)			195,471	0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Dynamic Credit Opportunity Fund

	Shares	Value
Automotive–(continued)
Muth Mirror Systems LLC (f)	29,146	$ 0
		83,067

Building & Development–0.00%
Fagus Holdco PLC (Spain) (f)	5,422	0
Lake at Las Vegas Joint Venture LLC, Class A (Acquired 07/15/2010; Cost $24,140,508) (f)(i)	2,338	0
Lake at Las Vegas Joint Venture LLC, Class B (Acquired 07/15/2010; Cost $285,788) (f)(i)	28	0
		0

Business Equipment & Services–3.99%
Monitronics International, Inc. (Acquired 06/30/2023; Cost $2,346,937) (i)	116,589	2,477,516
My Alarm Center LLC, Class A (Acquired 03/09/2021-12/03/2021; Cost $6,303,839) (f)(i)	47,743	11,694,555
		14,172,071

Chemicals & Plastics–0.00%
Flint Group (ColourOz Inv) (Germany) (f)	18,948	0

Containers & Glass Products–0.02%
Libbey Glass LLC	13,797	71,572

Electronics & Electrical–0.00%
Riverbed Technology, Inc. (Acquired 07/03/2023; Cost $5,458) (f)(i)(n)	41,987	5,458

Financial Intermediaries–0.05%
RJO Holdings Corp. (f)	2,144	107,203
RJO Holdings Corp., Class A (f)	1,142	57,114
RJO Holdings Corp., Class B (f)	3,334	33
		164,350

Home Furnishings–0.14%
Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $9,550) (i)	61,610	481,328

Industrial Equipment–0.05%
North American Lifting Holdings, Inc.	62,889	159,204

Leisure Goods, Activities & Movies–4.07%
Crown Finance US, Inc.	115,725	1,844,368
Crown Finance US, Inc.	772	12,304
USF S&H Holdco LLC (Acquired 12/02/2019; Cost $8,016,709) (e)(f)(i)	11,114	12,605,280
Vue International Bidco PLC (United Kingdom) (f)	2,084,496	0
		14,461,952

Oil & Gas–8.38%
McDermott International Ltd. (Acquired 12/30/2020-09/08/2023; Cost $95,430) (f)(i)	447,919	71,914
QuarterNorth Energy Holding, Inc. (Acquired 06/02/2021-10/29/2021; Cost $10,658,786) (i)	163,623	28,197,724
QuarterNorth Energy Holding, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $238,869) (i)	26,541	640,302
QuarterNorth Energy Holding, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $306,696) (i)	51,116	105,427
Samson Investment Co., Class A (Acquired 03/01/2017; Cost $2,932,743) (f)(i)	163,748	18,012
Southcross Energy Partners L.P. (Acquired 07/29/2014-10/29/2020; Cost $749,269) (f)(i)	72,413	0
Tribune Resources LLC (Acquired 04/03/2018; Cost $1,915,487) (i)	376,237	714,850
		29,748,229

Radio & Television–0.00%
iHeartMedia, Inc., Class B (f)(o)	42	100

Retailers (except Food & Drug)–0.20%
Claire’s Stores, Inc.	420	110,250
Toys ’R’ Us-Delaware, Inc. (f)	14	0
Vivarte S.A.S.U (France) (f)	1,220,502	586,216
		696,466

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Dynamic Credit Opportunity Fund

			Shares		Value
Surface Transport–0.59%
Commercial Barge Line Co. (f)				8,956	$ 1,006,206
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (f)				29,536	18,460
Commercial Barge Line Co., Wts., expiring 04/27/2045 (f)				9,414	1,057,663
					2,082,329
Total Common Stocks & Other Equity Interests (Cost $76,748,935)					63,093,871

	Interest Rate	Maturity Date	Principal Amount (000) (a)
Non-U.S. Dollar Denominated Bonds & Notes–10.21% (p)
Automotive–0.34%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $164,108) (i)(q)	14.00%	03/19/2026	SEK	1,909	193,407
Cabonline Group Holding AB (Sweden) (Acquired 03/24/2022; Cost $784,118) (i)(l)(q)	0.00%	04/19/2026	SEK	7,380	656,781
Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $347,109) (i)(q)	14.00%	03/19/2026	SEK	3,818	363,273
					1,213,461

Building & Development–0.03%
Fagus Holdco PLC (United Kingdom) (Acquired 09/05/2023; Cost $0) (f)(i)	1.00%	09/05/2029	EUR	89	96,643

Cable & Satellite Television–0.75%
Altice Finco S.A. (Luxembourg) (q)	4.75%	01/15/2028	EUR	2,932	2,677,723

Electronics & Electrical–0.93%
Castor S.p.A. (Italy) (q)	6.00%	02/15/2029	EUR	1,200	1,184,884
Castor S.p.A. (Italy) (3 mo. EURIBOR + 5.25%) (q)(r)	9.18%	02/15/2029	EUR	2,000	2,099,717
					3,284,601

Financial Intermediaries–6.11%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%) (q)(r)	8.90%	07/15/2030	EUR	8,976	6,132,843
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%) (q)(r)	10.15%	05/01/2026	EUR	3,278	2,795,537
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%) (q)(r)	10.15%	05/01/2026	EUR	1,000	852,818
Garfunkelux Holdco 3 S.A. (Luxembourg) (q)	6.75%	11/01/2025	EUR	4,345	3,703,441
Very Group Funding PLC (The) (United Kingdom) (q)	6.50%	08/01/2026	GBP	5,493	6,232,526
Very Group Funding PLC (The) (United Kingdom) (q)	6.50%	08/01/2026	GBP	1,750	1,985,603
					21,702,768

Food Products–0.26%
Sigma Holdco B.V. (Netherlands) (q)	5.75%	05/15/2026	EUR	900	921,895

Industrial Equipment–0.60%
Summer (BC) Holdco A S.a.r.l. (United Kingdom) (q)	9.25%	10/31/2027	EUR	1,982	2,116,634

Retailers (except Food & Drug)–1.19%
Kirk Beauty SUN GmbH ,9.00% PIK Rate, 8.25% Cash Rate (Germany) (j)(q)	9.00%	10/01/2026	EUR	3,865	4,238,758
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $43,815,902)					36,252,483

			Shares
Preferred Stocks–2.48% (m)
Financial Intermediaries–0.07%
RJO Holdings Corp., Series A-2, Pfd. (f)				649	236,849

Oil & Gas–0.06%
McDermott International Ltd., Pfd. (f)				1,114	222,847
Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-05/09/2019; Cost $285,287) (f)(i)				288,393	1,701
					224,548

Surface Transport–2.35%
Commercial Barge Line Co., Series B, Pfd. (f)				42,058	4,900,598
Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (f)				29,536	3,441,535
					8,342,133
Total Preferred Stocks (Cost $1,950,864)					8,803,530

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Dynamic Credit Opportunity Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Asset-Backed Securities–1.39%
Structured Products–1.39%
Babson Euro CLO B.V., Series 2019-1A, Class ER (Ireland) (3 mo. EURIBOR + 7.21%) (p)(q)(r)	11.15%	04/15/2036	EUR	1,750	$1,811,605

Empower CLO Ltd., Series 2023-2A, Class E (Cayman Islands) (3 mo. Term SOFR + 8.25%) (p)(q)(r)	13.56%	07/15/2036		$2,000	2,023,144

Jubilee CLO DAC, Series 2018-21A, Class ER (Ireland) (3 mo. EURIBOR + 6.07%) (p)(q)(r)	10.01%	04/15/2035	EUR	1,021	1,081,005

Total Asset-Backed Securities (Cost $5,121,068)					4,915,754

U.S. Dollar Denominated Bonds & Notes–1.32%
Aerospace & Defense–0.23%
Rand Parent LLC (q)	8.50%	02/15/2030		820	797,509

Building & Development–0.12%
Signal Parent, Inc. (q)	6.13%	04/01/2029		564	440,636

Chemicals & Plastics–0.34%
Windsor Holdings III LLC (q)	8.50%	06/15/2030		1,172	1,214,099

Food Products–0.17%
Teasdale Foods, Inc. (Acquired 12/18/2020-12/29/2023; Cost $2,525,576) (e)(f)(i)	16.25%	06/18/2026		2,526	596,036

Telecommunications–0.46%
Windstream Escrow LLC/Windstream Escrow Finance Corp. (q)	7.75%	08/15/2028		1,758	1,643,200

Total U.S. Dollar Denominated Bonds & Notes (Cost $6,634,415)					4,691,480

Municipal Obligations–0.89%
Arizona–0.89%
Arizona (State of) Industrial Development Authority (NewLife Forest Restoration LLC) (Green Bonds), Series 2022 A, RB (Acquired 02/22/2022-01/01/2024; Cost $3,854,180) (Cost $3,621,617) (f)(i)(k)(l)(q)	0.00%	01/01/2028		4,099	3,173,155

TOTAL INVESTMENTS IN SECURITIES–126.00% (Cost $495,609,998)					447,239,207

BORROWINGS–(24.51)%					(87,000,000)

OTHER ASSETS LESS LIABILITIES–(1.49)%					(5,296,935)

NET ASSETS–100.00%					$354,942,272

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
SEK	- Swedish Krona
SOFR	- Secured Overnight Financing Rate
SONIA	- Sterling Overnight Index Average
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Dynamic Credit Opportunity Fund

Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(e)	Acquired through direct lending. Direct loans may be subject to liquidity and interest rate risk and certain direct loans may be deemed illiquid.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(h)	This variable rate interest will settle after February 29, 2024, at which time the interest rate will be determined.
(i)	Restricted security. The aggregate value of these securities at February 29, 2024 was $95,044,254, which represented 26.78% of the Fund’s Net Assets.
(j)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(k)	The borrower has filed for protection in federal bankruptcy court.
(l)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $4,771,847, which represented 1.34% of the Fund’s Net Assets.

(m)	Securities acquired through the restructuring of senior loans.
(n)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 29, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,078,901	$56,723,228	$(59,802,129)	$-	$-	$-	$ 95,120
Invesco Treasury Portfolio, Institutional Class	2,052,601	37,815,485	(39,868,086)	-	-	-	47,410
Total	$5,131,502	$94,538,713	$(99,670,215)	$-	$-	$-	$142,530

(o)	Non-income producing security.
(p)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(q)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $48,340,193, which represented 13.62% of the Fund’s Net Assets.

(r)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.

Open Forward Foreign Currency Contracts
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive

Currency Risk

03/27/2024	Barclays Bank PLC	EUR	28,383,070	USD	31,022,837	$317,845

03/27/2024	BNP Paribas S.A.	GBP	4,505,394	USD	5,743,291	55,355

03/27/2024	BNP Paribas S.A.	NOK	1,711	USD	164	3

03/27/2024	BNP Paribas S.A.	USD	1,103	SEK	11,588	15

04/26/2024	BNP Paribas S.A.	GBP	4,327,128	USD	5,481,405	17,573

04/26/2024	BNP Paribas S.A.	SEK	13,620,305	USD	1,320,625	3,873

03/27/2024	Canadian Imperial Bank of Commerce	EUR	28,813,116	USD	31,434,534	264,315

04/26/2024	Canadian Imperial Bank of Commerce	EUR	27,612,918	USD	29,917,933	9,391

04/26/2024	J.P. Morgan Chase Bank, N.A	NOK	1,711	USD	163	2

04/26/2024	Merrill Lynch International	EUR	867,043	USD	940,226	1,101

03/27/2024	Morgan Stanley and Co. International PLC	GBP	4,438,150	USD	5,659,429	56,386

03/27/2024	Morgan Stanley and Co. International PLC	USD	3,228,731	EUR	3,000,000	16,688

04/26/2024	Morgan Stanley and Co. International PLC	EUR	27,200,784	USD	29,514,861	52,715

04/26/2024	Morgan Stanley and Co. International PLC	GBP	4,262,544	USD	5,397,869	15,587

03/27/2024	Royal Bank of Canada	EUR	28,813,116	USD	31,483,516	313,297

03/27/2024	Royal Bank of Canada	GBP	4,505,394	USD	5,747,883	59,946

03/27/2024	State Street Bank & Trust Co.	EUR	667,317	USD	729,061	7,153

04/26/2024	State Street Bank & Trust Co.	EUR	27,612,917	USD	29,951,124	42,582

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Dynamic Credit Opportunity Fund

Open Forward Foreign Currency Contracts–(continued)
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive

04/26/2024	State Street Bank & Trust Co.	GBP	4,579,318	USD	5,799,964	$17,693

Subtotal–Appreciation						1,251,520

Currency Risk

03/27/2024	BNP Paribas S.A.	SEK	13,540,384	USD	1,305,045	(2,392)

03/27/2024	BNP Paribas S.A.	USD	5,480,364	GBP	4,327,128	(17,484)

03/27/2024	BNP Paribas S.A.	USD	1,310,133	SEK	13,528,795	(3,815)

03/27/2024	Canadian Imperial Bank of Commerce	USD	29,879,938	EUR	27,612,918	(8,102)

03/27/2024	Goldman Sachs & Co. International PLC	EUR	750,000	USD	810,441	(914)

03/27/2024	J.P. Morgan Chase Bank, N.A	USD	163	NOK	1,711	(2)

04/26/2024	J.P. Morgan Chase Bank, N.A	USD	10,741	SEK	110,537	(54)

03/27/2024	Morgan Stanley and Co. International PLC	EUR	12,500,000	USD	13,488,432	(34,151)

03/27/2024	Morgan Stanley and Co. International PLC	USD	45,190,593	EUR	41,700,784	(78,409)

03/27/2024	Morgan Stanley and Co. International PLC	USD	5,437,517	GBP	4,294,683	(15,599)

03/27/2024	State Street Bank & Trust Co.	USD	29,913,074	EUR	27,612,917	(41,237)

03/27/2024	State Street Bank & Trust Co.	USD	5,479,919	GBP	4,327,128	(17,039)

03/27/2024	Wells Fargo Bank, N.A.	USD	631,783	GBP	500,000	(546)

Subtotal–Depreciation						(219,744)

Total Forward Foreign Currency Contracts						$1,031,776

Abbreviations:

EUR	- Euro
GBP	- British Pound Sterling
NOK	- Norwegian Krone
SEK	- Swedish Krona
USD	- U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Assets and Liabilities
February 29, 2024

Assets:

Investments in unaffiliated securities, at value (Cost $495,609,998)	$447,239,207

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,251,520

Cash	11,217,206

Restricted cash	447,454

Foreign currencies, at value (Cost $5,492,651)	5,506,809

Receivable for:
Investments sold	10,807,101

Dividends	29,080

Interest and fees	7,580,829

Investments matured, at value (Cost $6,119,585)	1,345,471

Investment for trustee deferred compensation and retirement plans	26,200

Other assets	34,834

Total assets	485,485,711

Liabilities:

Other investments:

Unrealized depreciation on forward foreign currency contracts outstanding	219,744

Payable for:
Borrowings	87,000,000

Investments purchased	21,395,076

Dividends	6,577,951

Proceeds received in connection with pending litigation	447,454

Accrued fees to affiliates	76,536

Accrued interest expense	472,698

Accrued other operating expenses	225,651

Trustee deferred compensation and retirement plans	26,200

Unfunded loan commitments	14,102,129

Total liabilities	130,543,439

Net assets applicable to shares outstanding	$354,942,272

Net assets consist of:

Shares of beneficial interest	$524,310,200

Distributable earnings (loss)	(169,367,928)

$354,942,272

Net Assets:
Class A	$136,920

Class AX	$354,477,201

Class Y	$319,158

Class R6	$8,993

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	12,246

Class AX	31,719,181

Class Y	28,537

Class R6	804

Class A:
Net asset value per share	$11.18

Maximum offering price per share (Net asset value of $11.18 ÷ 96.75%)	$11.56

Class AX:
Net asset value and offering price per share	$11.18

Class Y:
Net asset value and offering price per share	$11.18

Class R6:
Net asset value and offering price per share	$11.19

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Operations
For the year ended February 29, 2024

Investment income:

Interest	$53,433,511

Dividends	4,493,421

Dividends from affiliated money market funds	142,530

Other income	10,239

Total investment income	58,079,701

Expenses:

Advisory fees	5,966,712

Administrative services fees	54,210

Custodian fees	46,107

Distribution fees:
Class A	300

Interest, facilities and maintenance fees	7,810,943

Transfer agent fees	455,755

Transfer agent fees – R6	2

Trustees’ and officers’ fees and benefits	21,116

Registration and filing fees	50,801

Reports to shareholders	484,722

Professional services fees	768,693

Other	74,822

Total expenses	15,734,183

Less: Fees waived	(4,013)

Net expenses	15,730,170

Net investment income	42,349,531

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(35,540,392)

Foreign currencies	37,221

Forward foreign currency contracts	1,123,227

(34,379,944)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	31,931,184

Foreign currencies	54,018

Forward foreign currency contracts	(2,253,148)

29,732,054

Net realized and unrealized gain (loss)	(4,647,890)

Net increase in net assets resulting from operations	$37,701,641

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Changes in Net Assets
For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:

Net investment income	$42,349,531	$37,016,130

Net realized gain (loss)	(34,379,944)	(18,916,042)

Change in net unrealized appreciation (depreciation)	29,732,054	(25,401,571)

Net increase (decrease) in net assets resulting from operations	37,701,641	(7,301,483)

Distributions to shareholders from distributable earnings:

Class A	(12,565)	(5,250)

Class AX	(40,346,668)	(40,070,451)

Class Y	(13,555)	(853)

Class R6	(961)	(779)

Total distributions from distributable earnings	(40,373,749)	(40,077,333)

Share transactions–net:

Class A	46,677	80,910

Class AX	(68,685,473)	(148,966,322)

Class Y	310,633	78

Net increase (decrease) in net assets resulting from share transactions	(68,328,163)	(148,885,334)

Net increase (decrease) in net assets	(71,000,271)	(196,264,150)

Net assets:

Beginning of year	425,942,543	622,206,693

End of year	$354,942,272	$425,942,543

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Dynamic Credit Opportunity Fund

Consolidated Statement of Cash Flows
For the year ended February 29, 2024

Cash provided by operating activities:

Net increase in net assets resulting from operations	$37,701,641

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:

Purchases of investments	(123,395,504)

Proceeds from sales of investments	218,104,933

Purchases of short-term investments, net	(1,878,973)

Accretion of discount on investment securities	(5,148,737)

Net realized loss from investment securities	35,540,392

Net change in unrealized appreciation on investment securities	(31,931,184)

Net change in unrealized depreciation of forward foreign currency contracts	2,253,148

Change in operating assets and liabilities:

Decrease in receivables and other assets	4,461,707

Decrease in accrued expenses and other payables	(342,243)

Net cash provided by operating activities	135,365,180

Cash provided by (used in) financing activities:

Dividends paid to shareholders from distributable earnings	(31,272,149)

Proceeds from shares of beneficial interest sold	1,132,651

Proceeds from borrowings	144,898,443

Repayment of borrowings	(193,898,443)

Disbursements from shares of beneficial interest reacquired	(78,806,648)

Net cash provided by (used in) financing activities	(157,946,146)

Net decrease in cash and cash equivalents	(22,580,966)

Cash and cash equivalents at beginning of period	39,752,435

Cash and cash equivalents at end of period	$17,171,469

Non-cash financing activities:

Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$9,345,834

Supplemental disclosure of cash flow information:

Cash paid during the period for taxes	$29,824

Cash paid during the period for interest, facilities and maintenance fees	$8,562,168

Reconciliation of cash, cash equivalents, and restricted cash:

Cash and cash equivalents	$16,724,015

Restricted cash	447,454

Total cash, cash equivalents, and restricted cash	$17,171,469

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Dynamic Credit Opportunity Fund

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

Class A	Year Ended February 29, 2024	Year Ended February 28, 2023	Period Ended February 28, 2022 (a)

Net asset value, beginning of period	$ 11.24	$ 12.27	$ 12.46

Net investment income (b)	1.21	0.79	0.85

Net gains (losses) on securities (both realized and unrealized)	(0.14)	(0.92)	(0.90)

Total from investment operations	1.07	(0.13)	(0.05)

Less: Dividends from net investment income	(1.13)	(0.90)	(0.14)

Net asset value, end of period	$ 11.18	$ 11.24	$ 12.27

Total return at net asset value (c)	9.92%	(1.03)%	(0.38)%

Net assets, end of period (000’s omitted)	$ 137	$91	$12

Portfolio turnover rate (d)	27%	22%	96%

Ratios/supplemental data based on average net assets:

Ratio of expenses:
With fee waivers and/or expense reimbursements (e)	4.40%	4.27%	2.84	% (f)

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.34%	2.37%	2.32	% (f)

Without fee waivers and/or expense reimbursements	4.40%	4.27%	2.84	% (f)

Ratio of net investment income	10.87%	7.06%	4.91	% (f)

Senior indebtedness:

Total borrowings (000’s omitted)	$87,000	$136,000	$217,000

Asset coverage per $1,000 unit of senior indebtedness (g)	$ 5,080	$ 4,132	$ 3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Includes fee waivers which were less than 0.005% per share.
(f)	Annualized.
(g)
Calculated at the fund level by subtracting the Fund’s total liabilities (not including preferred shares, at liquidation value and the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Dynamic Credit Opportunity Fund

	Year Ended				Year Ended
	February 29,	Years Ended February 28,			February 29,
Class AX (a)	2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 11.23	$12.27	$12.02	$12.35	$ 12.66

Net investment income (b)	1.24	0.88	0.65	0.62	0.72

Net gains (losses) on securities (both realized and unrealized)	(0.13)	(0.99)	0.38	(0.05)	(0.21)

Total from investment operations	1.11	(0.11)	1.03	0.57	0.51

Less:
Dividends from net investment income	(1.16)	(0.93)	(0.78)	(0.74)	(0.82)

Return of capital	–	–	–	(0.16)	–

Total distributions	(1.16)	(0.93)	(0.78)	(0.90)	(0.82)

Net asset value, end of period	$11.18	$11.23	$12.27	$12.02	$ 12.35

Market value per common share, end of period	N/A	N/A	N/A	$11.00	$ 10.83

Total return at net asset value (c)	10.29%	(0.86)%	8.75%	7.11%	4.99%

Total return at market value (d)	N/A	N/A	N/A	11.77%	5.39%

Net assets, end of period (000’s omitted)	$354,477	$425,833	$622,174	$756,881	$777,644

Portfolio turnover rate (e)	27%	22%	96%	83%	83%

Ratios/supplemental data based on average net assets:

Ratio of expenses:
With fee waivers and/or expense reimbursements (f)	4.15%	3.68%	2.52%	2.68%	3.59%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.09%	2.12%	1.96%	1.92%	1.99%

Without fee waivers and/or expense reimbursements	4.15%	3.68%	2.52%	2.68%	3.59%

Ratio of net investment income	11.12%	7.65%	5.23%	5.66%	5.76%

Senior indebtedness:

Total borrowings (000’s omitted)	$ 87,000	$136,000	$217,000	$191,000	$300,000

Asset coverage per $1,000 unit of senior indebtedness (g)	$ 5,080	$4,132	$3,867	$5,486	$ 4,010

Total amount of preferred shares outstanding (000’s omitted)	N/A	N/A	N/A	$100,000	$125,000

Asset coverage per preferred share (h)	N/A	N/A	N/A	$856,881	$722,116

Liquidating preference per preferred share	N/A	N/A	N/A	$100,000	$100,000

(a)
Prior to November 1, 2021, the Fund operated as a Closed-End non-interval fund. On such date, holders of common shares of Closed-End Fund received Class AX shares of the Fund equal to the number of Closed-End Fund common shares they owned prior to Reorganization.

(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(e)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(f)	Includes fee waivers which were less than 0.005% per share.
(g)
Calculated at the fund level by subtracting the Fund’s total liabilities (not including preferred shares, at liquidation value and the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(h)
Calculated by subtracting the Fund’s total liabilities (not including the preferred shares, at liquidation value) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Dynamic Credit Opportunity Fund

Class Y	Year Ended February 29, 2024	Year Ended February 28, 2023	Period Ended February 28, 2022 (a)

Net asset value, beginning of period	$ 11.24	$12.27	$ 12.46

Net investment income (b)	1.23	0.87	0.86

Net gains (losses) on securities (both realized and unrealized)	(0.13)	(0.97)	(0.90)

Total from investment operations	1.10	(0.10)	(0.04)

Less: Dividends from net investment income	(1.16)	(0.93)	(0.15)

Net asset value, end of period	$ 11.18	$11.24	$ 12.27

Total return at net asset value (c)	10.19%	(0.75)%	(0.34)%

Net assets, end of period (000’s omitted)	$319	$10	$11

Portfolio turnover rate (d)	27%	22%	96%

Ratios/supplemental data based on average net assets:

Ratio of expenses:
With fee waivers and/or expense reimbursements (e)	4.15%	3.68%	2.59	% (f)

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.09%	2.12%	2.07	% (f)

Without fee waivers and/or expense reimbursements	4.15%	3.68%	2.59	% (f)

Ratio of net investment income	11.12%	7.65%	5.16	% (f)

Senior indebtedness:

Total borrowings (000’s omitted)	$87,000	$136,000	$217,000

Asset coverage per $1,000 unit of senior indebtedness (g)	$ 5,080	$ 4,132	$ 3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Includes fee waivers which were less than 0.005% per share.
(f)	Annualized.
(g)
Calculated at the fund level by subtracting the Fund’s total liabilities (not including preferred shares, at liquidation value and the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Dynamic Credit Opportunity Fund

Class R6	Year Ended February 29, 2024	Year Ended February 28, 2023	Period Ended February 28, 2022 (a)

Net asset value, beginning of period	$ 11.24	$ 12.27	$ 12.46

Net investment income (b)	1.25	0.89	0.86

Net gains (losses) on securities (both realized and unrealized)	(0.13)	(0.98)	(0.90)

Total from investment operations	1.12	(0.09)	(0.04)

Less: Dividends from net investment income	(1.17)	(0.94)	(0.15)

Net asset value, end of period	$ 11.19	$ 11.24	$ 12.27

Total return at net asset value (c)	10.41%	(0.70)%	(0.33)%

Net assets, end of period (000’s omitted)	$ 9	$ 9	$ 10

Portfolio turnover rate (d)	27%	22%	96%

Ratios/supplemental data based on average net assets:

Ratio of expenses:
With fee waivers and/or expense reimbursements (e)	4.05%	3.58%	2.55	% (f)

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.99%	2.02%	2.03	% (f)

Without fee waivers and/or expense reimbursements	4.05%	3.58%	2.55	% (f)

Ratio of net investment income	11.22%	7.75%	5.20	% (f)

Senior indebtedness:

Total borrowings (000’s omitted)	$87,000	$136,000	$217,000

Asset coverage per $1,000 unit of senior indebtedness (g)	$ 5,080	$ 4,132	$ 3,867

(a)	Commencement date of November 1, 2021.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(e)	Includes fee waivers which were less than 0.005% per share.
(f)	Annualized.
(g)
Calculated at the fund level by subtracting the Fund’s total liabilities (not including preferred shares, at liquidation value and the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Dynamic Credit Opportunity Fund

Notes to Consolidated Financial Statements
February 29, 2024
NOTE 1–Significant Accounting Policies
Invesco Dynamic Credit Opportunity Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that is operated as an interval fund and periodically offers its shares for repurchase.
 The Fund may participate in direct lending opportunities through its indirect investment in the Invesco Dynamic Credit Opportunities Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Fund owns all beneficial and economic interests in the Invesco Dynamic Credit Opportunities Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Fund may invest up to 60% of its total net assets in originated loans.
 The Fund may also invest a portion of its assets indirectly through a wholly-owned subsidiary, Invesco Dynamic Credit Opportunity TB, LLC, a Delaware limited liability series company (the “Subsidiary”), which formed two separate registered series (together, the “Series”). The Fund owns all beneficial and economic interests in the Subsidiary and each of the Subsidiary’s two registered series. The accompanying consolidated financial statements reflect the financial position of the Fund, its Loan Origination Trust, the Subsidiary and each of the Subsidiary’s two registered series and the results of operations on a consolidated basis.
 The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or fixed rate senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
 The Fund currently consists of four different classes of shares: Class A, Class AX, Class Y and Class R6 shares. Class AX shares are closed to new investors. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class AX, Class Y and Class R6 shares are sold at net asset value.
 The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946,
Financial Services - Investment Companies
.
 The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations
- Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

26	Invesco Dynamic Credit Opportunity Fund

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income
- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
The Fund is a party to legal proceedings in connection with certain of its portfolio investments, in which it may be plaintiff or defendant. The outcome and financial effect, if any, of these legal proceedings cannot be determined at this time because the proceedings are ongoing and have not been adjudicated. The Fund received a cash payment of $447,454 from the issuer of one of its portfolio investments (Robertshaw US Holding Corp.), the status of which is subject to such an ongoing litigation. Consequently, the Fund continues to recognize its investments in the various Robertshaw Term Loans in the Consolidated Schedule of Investments and has recorded the cash received as restricted cash and an offsetting liability proceeds received in connection with pending litigation for such cash proceeds received in the Consolidated Statement of Assets and Liabilities.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination
- For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions
- Distributions from net investment income, if any, are declared daily and paid quarterly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.
Federal Income Taxes -
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. The Subsidiary is treated as a corporation for U.S. federal income tax purposes and generally is subject to U.S. federal and state income tax on its taxable income.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses
- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.

G.
Interest, Facilities and Maintenance Fees
- Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.

H.
Accounting Estimates -
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

27	Invesco Dynamic Credit Opportunity Fund

statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
I.
Indemnifications
- Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund, and under the LLC’s organizational documents, each member of the LLC and certain affiliated persons, is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or LLC. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.
Cash and Cash Equivalents -
For the purposes of the Consolidated Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.
Securities Purchased on a When-Issued and Delayed Delivery Basis
- The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

L.
Foreign Currency Translations
- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts
- The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
N.
Industry Focus
- To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

O.
Bank Loan Risk
- Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.
LIBOR Transition Risk -
The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023. The FCA will permit the use of synthetic USD LIBOR rates for non-U.S. contracts for a limited period of time after June 30, 2023, but any such rates would be considered non-representative of the underlying market.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative ref
e
rence rates (“ARRs”) or financial instruments in which the Fund invests that

28	Invesco Dynamic Credit Opportunity Fund

utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.
Q.
Foreign Risk -
The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

R.
Leverage Risk
- The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

S.
Other Risks
- The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.
In making a loan directly to the borrower (“direct loan”), the Fund is exposed to the credit risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Fund performance.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Fund has entered into an investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s consolidated financial statements for purposes of GAAP.)
 For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 1.57%.
 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
 The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
 For the year ended February 29, 2024, the Adviser waived advisory fees of $4,013.
 The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under this agreement are shown in the Consolidated Statement of Operations as
Administrative services fees
. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
 The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 29, 2024, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as
Transfer agent fees.
 The Fund has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class Y and Class R6 shares of the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund,

29	Invesco Dynamic Credit Opportunity Fund

pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the Fund’s average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by Class A shares of the Fund. For the year ended February 29, 2024, expenses incurred under the Plan are shown in the Consolidated Statement of Operations as Distribution fees.
 Certain officers and trustees of the Fund are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
 The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$116,447,680	$209,861,254	$326,308,934

Common Stocks & Other Equity Interests	–	34,814,845	28,279,026	63,093,871

Non-U.S. Dollar Denominated Bonds & Notes	–	36,155,840	96,643	36,252,483

Preferred Stocks	–	–	8,803,530	8,803,530

Asset-Backed Securities	–	4,915,754	–	4,915,754

U.S. Dollar Denominated Bonds & Notes	–	4,095,444	596,036	4,691,480

Municipal Obligations	–	–	3,173,155	3,173,155

Total Investments in Securities	–	196,429,563	250,809,644	447,239,207

Other Investments - Assets*

Investments Matured	–	1,037,568	307,903	1,345,471

Forward Foreign Currency Contracts	–	1,251,520	–	1,251,520

	–	2,289,088	307,903	2,596,991

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(219,744)	–	(219,744)

Total Other Investments	–	2,069,344	307,903	2,377,247

Total Investments	$–	$198,498,907	$251,117,547	$449,616,454

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
 A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
 The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 29, 2024:

	Value 02/28/23	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 02/29/24

Variable Rate Senior Loan Interests	$290,670,988	$22,785,734	$(90,070,109)	$1,126,190	$755,514	$(4,598,107)	$1,034,385	$(11,843,341)	$209,861,254

Common Stocks & Other Equity Interests	57,005,087	1,051,517	(84,962)	–	(1,181,500)	4,970,869	560,375	(34,042,360)	28,279,026

Preferred Stocks	931,492	426,570	(426,572)	–	(645,230)	5,581,916	2,935,354	–	8,803,530

Municipal Obligations	–	726,627	–	48,560	–	(410,935)	2,808,903	–	3,173,155

U.S. Dollar Denominated Bonds & Notes	757,674	371,884	(415,228)	–	–	(118,294)	–	–	596,036

Investments Matured	354,284	1,557,609	(973,380)	(8,373)	(3,524,797)	2,902,560	–	–	307,903

Non-U.S. Dollar Denominated Bonds & Notes	–	–	–	–	–	96,643	–	–	96,643

Total	$349,719,525	$26,919,941	$(91,970,251)	$1,166,377	$(4,596,013)	$8,424,652	$7,339,017	$(45,885,701)	$251,117,547

* Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

30	Invesco Dynamic Credit Opportunity Fund

 Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.
 The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

				Range of
	Fair Value	Valuation	Unobservable	Unobservable	Unobservable
	at 02/29/24	Technique	Inputs	Inputs	Input Used

FDH Group Acquisition, Inc., Term Loan A	$21,969,659	Valuation Service	N/A	N/A	N/A	(a)

Keg Logistics LLC, Term Loan A	19,770,509	Valuation Service	N/A	N/A	N/A	(a)

Lightning Finco Ltd. (LiveU), Term Loan B-1	18,081,143	Valuation Service	N/A	N/A	N/A	(a)

Muth Mirror Systems LLC, Term Loan	16,310,228	Valuation Service	N/A	N/A	N/A	(a)

Teasdale Foods, Inc., Term Loan	14,474,977	Valuation Service	N/A	N/A	N/A	(a)

USF S&H Holdco LLC	12,605,280	Valuation Service	N/A	N/A	N/A	(a)

My Alarm Center LLC, Class A	11,694,555	Valuation Service	N/A	N/A	N/A	(b)

USF S&H Holdco LLC, Term Loan B	10,463,990	Valuation Service	N/A	N/A	N/A	(a)

NAS LLC (d.b.a. Nationwide Marketing Group), Term Loan	8,621,631	Valuation Service	N/A	N/A	N/A	(a)

Transtar Industries, Inc., Term Loan A	8,470,665	Valuation Service	N/A	N/A	N/A	(a)

CV Intermediate Holdco Corp. (Class Valuation), First Lien Term Loan	8,116,674	Valuation Service	N/A	N/A	N/A	(a)

CV Intermediate Holdco Corp. (Class Valuation), Delayed Draw Term Loan	7,882,434	Valuation Service	N/A	N/A	N/A	(a)

Lamark Media Group LLC, Term Loan	6,987,757	Valuation Service	N/A	N/A	N/A	(a)

V Global Holdings LLC (aka Vertellus), Term Loan	6,556,430	Valuation Service	N/A	N/A	N/A	(a)

Commercial Barge Line Co., Series B, Pfd.	4,900,598	Valuation Service	N/A	N/A	N/A	(b)

(a)
Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuations are based on certain methods used to determine market yields in order to establish a discount rate of return given market conditions and prevailing lending standards. Future expected cash flows are discounted back to the present value using these discount rates in the discounted cash flow analysis. The Adviser reviews the valuation reports provided by the valuation service on an on-going basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation of the security’s fair valuation.

(b)
Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuation is based on an enterprise value approach that utilizes a multiple of the last twelve months’ earnings before interest, taxes, depreciation and amortization of comparable public companies. The Adviser reviews the valuation reports provided by the valuation service on an on-going basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
 For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 29, 2024:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$1,251,520

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$1,251,520

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(219,744)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(219,744)

31	Invesco Dynamic Credit Opportunity Fund

Offsetting Assets and Liabilities

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$ 317,845	$ –	$317,845	$–	$–	$317,845

BNP Paribas S.A.	76,819	(23,691)	53,128	–	–	53,128

Canadian Imperial Bank of Commerce	273,706	(8,102)	265,604	–	–	265,604

Goldman Sachs & Co. International PLC	–	(914)	(914)	–	–	(914)

J.P. Morgan Chase Bank, N.A	2	(56)	(54)	–	–	(54)

Merrill Lynch International	1,101	–	1,101	–	–	1,101

Morgan Stanley and Co. International PLC	141,376	(128,159)	13,217	–	–	13,217

Royal Bank of Canada	373,243	–	373,243	–	–	373,243

State Street Bank & Trust Co.	67,428	(58,276)	9,152	–	–	9,152

Wells Fargo Bank, N.A.	–	(546)	(546)	–	–	(546)

Total	$1,251,520	$(219,744)	$1,031,776	$–	$–	$1,031,776

Effect of Derivative Investments for the year ended February 29, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Currency
Risk

Realized Gain:
Forward foreign currency contracts	$ 1,123,227

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(2,253,148)

Total	$(1,129,921)

 The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$332,321,919

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and
“Trustees’ and Officers’ Fees and Benefits”
includes amounts accrued by the Fund to fund such deferred compensation amounts.
NOTE 6–Cash Balances and Borrowings
Effective April 10, 2023, the Fund entered into a $80 million revolving credit and security agreement with BNP Paribas (the “BNP Credit Agreement”), which will expire on April 7, 2025.
 The Fund had previously entered into a $100 million revolving credit and security agreement with SSB, The Bank of Nova Scotia and The Toronto-Dominion Bank (the “SSB Credit Agreement”), which terminated on April 10, 2023. The Fund paid off all fees and no longer has any outstanding obligations under the SSB Credit Agreement as of April 10, 2023.
 The LLC has entered into a revolving credit and security agreement with Natixis (the “Natixis Credit Agreement”), which will expire on November 15, 2024. The LLC’s Natixis Credit Agreement permitted borrowings as follows: up to $60 million prior to March 29, 2023; up to $54 million from March 29, 2023 through June 4, 2023; up to $46 million from June 5, 2023 through February 22, 2024; up to $40 million from February 23, 2024 through March 21, 2024; and up to $35 million effective March 22, 2024.
 The revolving credit and security agreements are secured by the assets of the Fund and the LLC, respectively. The Fund and the LLC are subject to certain covenants relating to their respective revolving credit and security agreements. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreements.
 During the period April 10, 2023 through February 29, 2024, the average daily balance of borrowing under the Fund’s BNP Credit Agreement was $48,496,621 with an average interest rate of 7.14%.
 During the period March 1, 2023 through April 10, 2023, the average daily balance of borrowing under the Fund’s SSB Credit Agreement was $76,000,000 with an average interest rate of 6.23%.
 During the year ended February 29, 2024, the average daily balance of borrowing under the LLC’s Natixis Credit Agreement was $44,521,858 with an average interest rate of 8.00%.
 The combined carrying amount of the Fund’s and LLC’s payables for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates their fair value. Expenses under the revolving credit and security agreements are shown in the Consolidated Statement of Operations as
Interest, facilities and maintenance fees
.

32	Invesco Dynamic Credit Opportunity Fund

 Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 29, 2024. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

			Unrealized
		Unfunded Loan	Appreciation
Borrower	Type	Commitment	(Depreciation)

BrightPet (AMCP Pet Holdings, Inc.)	Revolver Loan	$505,320	$(9,882)

Constant Contact Inc.	Delayed Draw Term Loan	280,339	(7,905)

CV Intermediate Holdco Corp. (Class Valuation)	Revolver Loan	344,104	(4,074)

DexKo Global, Inc.	Revolver Loan	577,510	40,030

Kantar (Summer BC Bidco/KANGRP)	Revolver Loan	1,980,069	(79,793)

Keg Logistics LLC	Revolver Loan	360,380	(18,462)

Lamark Media Group LLC	Revolver Loan	909,449	7,312

McDermott International Ltd.	LOC	4,083,292	(1,429,152)

McDermott International Ltd.	LOC	1,045,268	(151,563)

NAC Aviation 8 Ltd.	Revolver Loan	1,642,458	0

NAS LLC (d.b.a. Nationwide Marketing Group)	Revolver Loan	733,065	(9,222)

Parques Reunidos (Piolin Bidco S.A.U.)	Revolver Loan	48,488	(4,329)

Robertshaw US Holding Corp.	Revolver Loan	229,863	(144)

Tank Holding Corp.	Revolver Loan	135,943	(1,865)

USF S&H Holdco LLC	Term Loan A	968,369	59,960

V Global Holdings LLC (aka Vertellus)	Revolver Loan	258,212	(8,128)

		$14,102,129	$(1,617,217)

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$40,373,749	$40,077,333

*	Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at Period-End:

2024

Undistributed ordinary income	$11,530,066

Net unrealized appreciation (depreciation) – investments	(53,381,762)

Net unrealized appreciation (depreciation) – foreign currencies	(959,546)

Temporary book/tax differences	(6,597,883)

Capital loss carryforward	(119,958,803)

Shares of beneficial interest	524,310,200

Total net assets	$354,942,272

 The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and derivative instruments.
 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

33	Invesco Dynamic Credit Opportunity Fund

 The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$16,115,028	$103,843,775	$119,958,803

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $126,603,431 and $205,378,279, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$41,422,292

Aggregate unrealized (depreciation) of investments	(94,804,054)

Net unrealized appreciation (depreciation) of investments	$(53,381,762)

 Cost of investments for tax purposes is $502,998,216.
NOTE 10–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of partnerships, foreign currency transactions and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was decreased by $1,926,406, undistributed net realized gain (loss) was increased by $1,584,571 and shares of beneficial interest was increased by $341,835. This reclassification had no effect on the net assets of the Fund.
NOTE 11–Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
 At the year ended February 29, 2024, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Bank of America, N.A.	$886,562	$820,070

Barclays Bank PLC	5,128,561	3,609,094

BMO Harris Bank, N.A.	622,652	618,664

Citibank, N.A.	712,866	684,351

NOTE 12–Dividends
The Fund declared the following quarterly dividends from net investment income subsequent to February 29, 2024.

		Amount Per Share
Share Class	Record Date	Payable March 29, 2024

Class A	Daily	$0.3039

Class AX	Daily	$0.3108

Class Y	Daily	$0.3111

Class R6	Daily	$0.3135

NOTE 13–Repurchase of Shares
The Fund has a policy of making quarterly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.
 The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares at net asset value (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). Written notification of each quarterly repurchase offer is sent to shareholders no less than 21 days and no more than 42 days before each repurchase request deadline. During the year ended February 29, 2024, the Fund had Repurchase Offers as follows:

	Percentage of
	outstanding shares the		Percentage of
	Fund offered to	Number of shares	outstanding shares
Repurchase request deadlines	repurchase	tendered (all classes)	tendered (all classes)

March 17, 2023	5.0%	1,896,153	5.0%

June 16, 2023	5.0	1,813,267	5.0

September 15, 2023	5.0	1,733,684	5.0

December 15, 2023	5.0	1,659,656	5.0

34	Invesco Dynamic Credit Opportunity Fund

NOTE 14–Share Information

	Summary of Share Activity

	Year ended February 29, 2024 (a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:

Class A	3,239	$36,071	6,804	$77,660

Class AX	68,036	760,613	46,098	563,409

Class Y	29,917	335,967	-	-

Issued as reinvestment of dividends:

Class A	951	10,606	288	3,250

Class AX	838,112	9,328,359	913,559	10,524,005

Class Y	614	6,869	7	78

Reacquired:

Class AX	(7,099,647)	(78,774,445)	(13,734,094)	(160,053,736)

Class Y	(2,886)	(32,203)	-	-

Net increase (decrease) in share activity	(6,161,664)	$(68,328,163)	(12,767,338)	$(148,885,334)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35	Invesco Dynamic Credit Opportunity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Dynamic Credit Opportunity Fund
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Dynamic Credit Opportunity Fund and its subsidiaries (the “Fund”) as of February 29, 2024, the related consolidated statements of operations and cash flows for the year ended February 29, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, portfolio company investees, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 26, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

36	Invesco Dynamic Credit Opportunity Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2023 through February 29, 2024.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/23)	Ending Account Value (02/29/24) 1	Expenses Paid During Period 2	Ending Account Value (02/29/24)	Expenses Paid During Period 2	Annualized Expense Ratio
Class A	$1,000.00	$1,058.00	$22.36	$1,003.13	$21.76	4.37%
Class AX	1,000.00	1,060.20	21.10	1,004.38	20.53	4.12
Class Y	1,000.00	1,060.20	21.00	1,004.48	20.43	4.10
Class R6	1,000.00	1,060.70	20.60	1,004.87	20.04	4.02

1
The actual ending account value is based on the actual total return of the Fund for the period September 1, 2023 through February 29, 2024, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

37	Invesco Dynamic Credit Opportunity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	9.54%
Corporate Dividends Received Deduction*	9.61%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	90.39%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	48.08%
**The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

38	Invesco Dynamic Credit Opportunity Fund

Trustees and Officers
The address of each trustee and officer is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor 1 – 1968 Trustee	2024
Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
			165	None
Douglas Sharp 1 – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

1
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Dynamic Credit Opportunity Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2021	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165
Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) President and Director
Director of Grahamtastic Connection (non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler – 1962 Trustee	2021	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2021	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2021
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds
			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2021	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	2021	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Dynamic Credit Opportunity Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2021
Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)
			165	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2021	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2021	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2021	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Dynamic Credit Opportunity Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023
Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen
			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds
			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2021
Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC
			N/A	N/A

T-4	Invesco Dynamic Credit Opportunity Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2021
Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023
Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.
			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2021
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2021
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A

T-5	Invesco Dynamic Credit Opportunity Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2021
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett
			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1331 Spring Street NW, Suite 2500	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1331 Spring Street NW, Suite 2500	1000 Louisiana Street, Suite 5800	225 Franklin Street
	Atlanta, GA 30309	Houston, TX 77002-5021	Boston, MA 02110-2801

Counsel to the Fund	Investment Sub-Adviser	Transfer Agent
Stradley Ronon Stevens & Young, LLP	Invesco Senior Secured Management, Inc.	Invesco Investment Services, Inc.
2005 Market Street, Suite 2600	225 Liberty Street	11 Greenway Plaza, Suite 1000
Philadelphia, PA 19103-7018	New York, NY 10281	Houston, TX 77046-1173

Counsel to the Independent Trustees	Invesco Asset Management Limited
Sidley Austin LLP	Perpetual Park
787 Seventh Avenue	Perpetual Park Drive
New York, NY 10019	Henley-on-Thames
Oxfordshire
RG9 1HH
United Kingdom

T-6	Invesco Dynamic Credit Opportunity Fund

Proxy Results
A Special Joint Meeting (“Meeting”) of Shareholders of Invesco Dynamic Credit Opportunity Fund, a Delaware statutory trust (“Trust”), was held on January 16, 2024. The Meeting was held for the following purpose:
(1) Elect 14 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is duly elected and qualified.
The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against/Withheld

(1)*	Beth Ann Brown	20,154,074.93	4,500,254.00
	Carol Deckbar	20,138,387.93	4,515,941.00
	Cynthia Hostetler	20,108,275.93	4,546,053.00
	Dr. Eli Jones	20,146,689.93	4,507,639.00
	Elizabeth Krentzman	20,135,161.93	4,519,167.00
	Jeffrey H. Kupor	20,151,323.93	4,503,005.00
	Anthony J. LaCava, Jr.	20,137,996.93	4,516,332.00
	James Liddy	20,152,719.06	4,501,609.86
	Dr. Prema Mathai-Davis	20,125,362.93	4,551,258.00
	Joel W. Motley	20,155,522.06	4,521,098.86
	Teresa M. Ressel	20,140,537.93	4,536,083.00
	Douglas Sharp	20,173,039.06	4,503,581.86
	Robert C. Troccoli	20,164,133.93	4,512,487.00
	Daniel S. Vandivort	20,174,948.93	4,501,672.00
* Proposal 1 required approval by a combined vote of all the portfolios of Invesco Dynamic Credit Opportunity Fund.

T-7	Invesco Dynamic Credit Opportunity Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
∎
Fund reports and prospectuses
∎
Quarterly statements
∎
Daily confirmations
∎
Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.
 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-23665 and 333-255932	Invesco Distributors, Inc.	VK-CE-DCO-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy. Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2024	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023
Audit Fees	$142,532	$106,683
Audit-Related Fees	$0	$0
Tax Fees(1)	$41,098	$15,053
All Other Fees	$0	$0

Total Fees	$183,630	$121,736

(1)

Tax Fees for the fiscal years ended 2024 and 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,094,000	$874,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,094,000	$874,000

(1)	Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,510,000 for the fiscal year ended February 29, 2024 and $7,376,000 for the fiscal year ended February 28, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,645,098 for the fiscal year ended February 29, 2024 and $8,265,053 for the fiscal year ended February 28, 2023.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective January 2024

Table of Contents

I.	Introduction	3
	A. Our Approach to Proxy Voting	3
	B. Applicability of Policy	3

II.	Global Proxy Voting Operational Procedures	4
	A. Oversight and Governance	4
	B. The Proxy Voting Process	4
	C. Retention and Oversight of Proxy Service Providers	5
	D. Disclosures and Recordkeeping	5
	E. Market and Operational Limitations	6
	F. Securities Lending	7
	G. Conflicts of Interest	7
	H. Review of Policy	8

III.	Our Good Governance Principles	9
	A. Transparency	9
	B. Accountability	10
	C. Board Composition and Effectiveness	12
	D. Long-Term Stewardship of Capital	13
	E. Environmental, Social and Governance Risk Oversight	14
	F. Executive Compensation and Alignment	15

	Exhibit A	17

I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which we believe describe policies and procedures reasonably designed to ensure proxy voting matters are conducted in the best interests of our clients.
A.
Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of our clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules-based and cover topics that typically appear on voting ballots. Invesco’s portfolio management teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Applicability of Policy
Invesco’s portfolio management teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd, Invesco Real Estate Management S.a.r.l and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which Invesco believes benefits shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, portfolio management teams of our passively managed accounts retain full discretion over proxy voting decisions and may determine it appropriate to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in the Policy. To the extent our portfolio management teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by the Policy or internal guidelines, our portfolio management teams will evaluate such proposal and execute the voting decision.

II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally and Invesco’s Global Head of ESG and is chaired by its Director of Proxy Voting and Governance. Representatives from Invesco’s Legal and Compliance, Risk and Government Affairs departments may also participate in Global IPAC meetings. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
•
monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
•
assist Invesco in meeting regulatory obligations;
•
review votes not aligned with our good governance principles; and
•
consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and portfolio management teams to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of the Policy due to an actual or perceived conflict of interest; the Global IPAC reviews any such voting decisions.
B.
The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, such as our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on its internal proxy voting guidelines and in circumstances where Majority Voting, share blocking (as defined below) or proportional voting applies. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
C.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each based on Invesco’s internally developed proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s portfolio management teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our portfolio management teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing oversight of Proxy Service Providers. The topics included in these annual due diligence reviews include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other things. In addition, Invesco monitors and communicates with these firms throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls operated effectively to provide reasonable assurance.
D.
Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
•
In accordance with the U.S. Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. These fund proxy voting filings and institutional manager say on pay voting filings will generally be made on or before August 31st of each year. Each year, the proxy voting records for each U.S. registered fund are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
•
In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
•
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014 and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
•
In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
•
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly pre-disclose voting intentions in advance of shareholder meetings.
E.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
•
Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Invesco generally refrains from voting proxies at companies where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.

•
Some companies require a representative to attend meetings in person to vote a proxy, or submit additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation or disclosures outweigh the benefit of voting a particular proxy.
•
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
•
Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
F.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting. The relevant portfolio manager will make these determinations.
G.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Funds of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out examples of how Invesco votes in these instances:
•
When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines.
•
Non-U.S. funds of funds will not be voted proportionally. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
•
Where client accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted proportionally in line with non-affiliated holders. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
H.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to ensure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio management teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different portfolio management teams may vote differently on particular proxy votes for the same company. To the extent portfolio management teams choose to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
When evaluating proxy issues and determining how to cast our votes, Invesco’s portfolio management teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
•
We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
•
We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
•
We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
•
We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
•
We generally support proposals to decommission differentiated voting rights.
•
Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
•
We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
•
In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
•
Adoption of proxy access rights
•
Rights to call special meetings
•
Rights to act by written consent
•
Reduce supermajority vote requirements
•
Remove antitakeover provisions
•
Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies).
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
•
We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
•
We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
•
We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.
•
We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
•
Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
•
We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
•
Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and

iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
•
We will generally support proposals requesting that directors stand for election annually.
•
We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies) or in regions where market practice is for directors to stand for election on a staggered basis.
•
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
•
Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
•
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
•
We will generally vote against non-independent directors serving on the audit committee.
•
We will generally vote against non-independent directors serving on the compensation committee.
•
We will generally vote against non-independent directors serving on the nominating committee.
•
In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
•
We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
•
We will generally support shareholder proposals requesting that the board chair be an independent director.
•
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
•
We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
•
We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: We believe an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age, perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which the business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.
•
In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies).
•
We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D.
Long-Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
•
We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
•
With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
E.
Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
i.
significant bribery, corruption or ethics violations;
ii.
events causing significant climate-related risks;

iii.
significant health and safety incidents; or
iv.
failure to ensure the protection of human rights.
Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social issues: We recognize environmental and social (E&S) shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis.
Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider the following but not limited to: a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F.
Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;

vi.
excessive, discretionary one-time equity grants are awarded to executives;
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco European RR L.P.
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
As of February 29, 2024, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•
Scott Baskind (lead manager), Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Senior Secured and/or its affiliates since 1999. Prior to the commencement of the Fund’s operations, Mr. Baskind managed the Predecessor Fund since 2010.
•
Nuno Caetano, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Asset Management and/or its affiliates since 2010. Prior to the commencement of the Fund’s operations, Mr. Caetano managed the Predecessor Fund since 2013.
•
Thomas Ewald, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.
•
Ron Kantowitz, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Senior Secured and/or its affiliates since 2018. From 2013 to 2018, he was employed with Benefit Street Partners, an alternative credit asset manager, where he served as managing director.
•
Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. Prior to the commencement of the Fund’s operations, Mr. Yarrow managed the Predecessor Fund since 2007.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 29, 2024 (unless otherwise noted):

Fund	Portfolio Managers	Dollar Range of Investments in the Fund
Invesco Dynamic Credit Opportunity Fund
	Scott Baskind	None
	Nuno Caetano	None
	Thomas Ewald	None
	Ron Kantowitz	None
	Philip Yarrow	None

Assets Managed
The following information is as of February 29, 2024 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Dynamic Credit Opportunity Fund
Scott Baskind	4	$10,912.8	10	$7,130.8	14	$6,342.5
Nuno Caetano	None	None	None	None	3	$1,301.1
Thomas Ewald	4	$7,270.6	3	$4,479.3	14	$6,342.5
Ron Kantowitz	None	None	1	$312.5	None	None
Philip Yarrow	4	$7,270.6	3	$4,479.3	14	$6,342.5

Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
•
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
•
The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance-based fee.
•
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Canada[2]
Invesco Deutschland[2]
Invesco Hong Kong[2]
Invesco Asset Management[2]
Invesco India[2]
Invesco Listed Real Assets Division[2]

Invesco Senior Secured[2,3]	Not applicable
Invesco Capital[2,4]

Invesco Japan	One-, Three- and Five-year performance

1 Rolling time periods based on calendar year-end.
2 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
3 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
4 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 16, 2024, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 16, 2024, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 14.	EXHIBITS.

14(a) (1)	Code of Ethics.

14(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

14(a) (3)	Not applicable.

14(a	(4) Not applicable.

14(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunity Fund

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 2, 2024